Exhibit 10.24

 THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT OF REVOLVING CREDIT AGREEMENT (this "Amendment") is entered into effective June 13, 2003, between ALAMO GROUP INC., a Delaware corporation ("Borrower"), each of the banks or other lending institutions that is a signatory to this Amendment (collectively, "Lenders"), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (in such capacity, together with its successors and permitted assigns, "Administrative Agent").

R E C I T A L S

A.         Reference is hereby made to that certain Revolving Credit Agreement dated as of August 31, 2001, by and among Borrower, Lenders, and Administrative Agent (as renewed, extended, modified, and amended from time to time, the "Credit Agreement"), providing for a revolving line of credit and a letter of credit facility.

B.         Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

C.         Borrower, Lenders, and Administrative Agent desire to modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Amendments to the Credit Agreement.

 (a)        Section 1 of the Credit Agreement is hereby amended to delete the definition of "Termination Date" in its entirety and replace that definition with the following:

"Termination Date" means the earliest date on which any of the following events occurs: (a) August 31, 2005; (b) the date that Required Lenders terminate their commitment to lend hereunder, after the occurrence of an Event of Default; or (c) such earlier date as may be agreed upon in writing by Company and Required Lender.

(b)        Section 2.03(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(d)        Facility Fee.  Company shall pay to Administrative Agent, for the benefit of each Lender, quarterly in arrears on the last day of the calendar quarter, beginning with the quarter ending June 30, 2003, a fee (the "Facility Fee") equal to 0.25% multiplied by the average unused, available portion of the Revolving Credit Commitment for the prior quarter, to compensate Lenders for keeping those unused funds available for the Company.

 (c)        Section 2.04(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

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(d)           Applicable Margin. As used in this Agreement and the other Loan Documents, "Applicable Margin" means, as to the Loans, a rate per annum determined for each fiscal quarter during Company's Fiscal Year, beginning with the quarter ending June 30, 2003, by reference to the Funded Debt to EBITDA Ratio (also referred to herein as the "Interest Margin Factor") as of the end of the fiscal quarter (herein called the "date of determination"), and the type of Advance, as follows:

(i)           if, on any date of determination, the following is met:  the Interest Margin Factor is equal to or less than 1.00 to 1.0, then the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be (0%) for Prime Rate Advances, and 1.25% for Eurodollar Advances; and if not, then

(ii)          if, on any date of determination, the following is met: the Interest Margin Factor is greater than 1.00 to 1.0 and less than or equal to 1.50 to 1.0, then the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be (0%) for Prime Rate Advances, and 1.5% for Eurodollar Advances; and if not, then.

(iii)         if, on any date of determination, the following is met: the Interest Margin Factor is greater than 1.50 to 1.0 and less than or equal to 2.00 to 1.0, then the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be (.125%) for Prime Rate Advances, and 1.75% for Eurodollar Advances; and if not, then

(iv)         if, on any date of determination, the following is met: the Interest Margin Factor is greater than 2.00  to 1.0 and less than or equal to 2.50 to 1.0, then the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be (.25%) for Prime Rate Advances, and 2.25% for Eurodollar Advances; and if not, then

(v)           if, on any date of determination, the following is met: the Interest Margin Factor is greater than 2.50  to 1.0, and less than or equal to 2.75 to 1.0, then the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be (.375%) for Prime Rate Advances, and 2.50% for Eurodollar Advances; and if not, then

(vi)         if, on any date of determination, the following is met: the Interest Margin Factor is greater than 2.75  to 1.0, then the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be (.50%) for Prime Rate Advances, and 2.75% for Eurodollar Advances.

For Eurodollar Advances, the Applicable Margin for a Loan Year applies both to (i) Advances made during the current Loan Year and (ii) Advances outstanding during the current Loan Year that were made during a prior Loan Year.

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If the interest rate changes hereunder because of a change in the Applicable Margin, interest shall accrue at the changed rate beginning the first day of the month  after the earlier of the date on which the Company provides, or by which it was required to provide, pursuant to Section 8.01(d) of this Agreement, the financial information necessary to determine the Applicable Margin.

(d)        Section 8.01(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a)        Quarterly Statements.  As soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of Borrower, copies of the consolidated, Company-prepared statements of the Company and its Consolidated Subsidiaries as of the end of such fiscal period, that includes a balance sheet as of the end of the quarterly fiscal period, and statements of income and retained earnings of the Company and its Consolidated Subsidiaries for that period and for the portion of the Fiscal Year ending with that period, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail, and a statement of shareholder's equity, and certified by the President, Chief Financial Officer, Controller or Vice President - Administration of the Company as being true and correct and as having been prepared in accordance with GAAP, subject to year-end audit and adjustments;

(e)        Section 8.16 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.16      Consolidated Funded Debt to EBITDA Ratio. The Company, as of any date during the term hereof, shall maintain a ratio of Funded Debt to EBITDA not exceeding 3.00 to 1.0.

2.         Amendment of Credit Agreement and Other Loan Documents.

(a)        All references in the Loan Documents to the Credit Agreement shall include references to the Credit Agreement as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

(b)        Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

3.         Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent for the benefit of Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens (if any)), and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent and Lenders may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens (if any).

4.         Representations.  Borrower represents and warrants to Administrative Agent and Lenders that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower and each Guarantor; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance of this Amendment by Borrower and each Guarantor; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and each Guarantor and are enforceable against Borrower and each Guarantor in accordance with their respective terms, except as limited by debtor relief laws and general principles of equity; (d) the execution, delivery, and performance by Borrower and each Guarantor does not require the consent of any other Person and do not and will not constitute a violation of any governmental requirement, order of any Governmental Authority, or material agreements to which Borrower or any Guarantor is a party or by which Borrower or any Guarantor is bound; (e) all representations and warranties in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) after giving effect to this Amendment, no Potential Default or Event of Default exists.

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5.         Conditions.  This Amendment shall not be effective unless and until:

(a)        Administrative Agent shall have received this Amendment executed by all of the parties hereto;

(b)        the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and

(c)        after giving effect to this Amendment, no Potential Default or Event of Default exists; and

(d)        Borrower shall have paid to each Lender executing this Amendment an amendment fee equal to 0.15% times the Revolving Credit Commitment of such Lender.

6.         Continued Effect.  Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

7.         Miscellaneous.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed -- and its performance enforced -- under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

8.         Parties.  This Amendment binds and inures to Borrower, Administrative Agent, and each Lender and their respective successors and permitted assigns.

9.         Entireties.  The Credit Agreement and the other Loan Documents, as amended by this Amendment, represent the final agreement between the parties about the subject matter of the Credit Agreement and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten agreements between the parties.

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Signature Pages to Follow.]

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                                        SIGNATURE PAGE TO THIRD AMENDMENT OF
                                         REVOLVING CREDIT AGREEMENT BETWEEN
                                                             ALAMO GROUP INC.,
                                BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                                               AND THE LENDERS DEFINED THEREIN

EXECUTED as of the day and year first mentioned.

ALAMO GROUP INC., a Delaware corporation

By:
Robert H. George Vice President

Signature Page to Third Amendment

                                        SIGNATURE PAGE TO THIRD AMENDMENT OF
                                         REVOLVING CREDIT AGREEMENT BETWEEN
                                                             ALAMO GROUP INC.,
                                BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                                               AND THE LENDERS DEFINED THEREIN

BANK OF AMERICA, N.A., as Administrative Agent

By: Name: Title:

Signature Page to Third Amendment

                                        SIGNATURE PAGE TO THIRD AMENDMENT OF
                                         REVOLVING CREDIT AGREEMENT BETWEEN
                                                             ALAMO GROUP INC.,
                                BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                                               AND THE LENDERS DEFINED THEREIN

BANK OF AMERICA, N.A., as a Lender

By: Name: Title:

Signature Page to Third Amendment

                                        SIGNATURE PAGE TO THIRD AMENDMENT OF
                                         REVOLVING CREDIT AGREEMENT BETWEEN
                                                             ALAMO GROUP INC.,
                                BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                                               AND THE LENDERS DEFINED THEREIN

JP MORGAN CHASE BANK, formerly known as The Chase Manhattan Bank, as a Lender

By:
Name:
Title:

Signature Page to Third Amendment

                                        SIGNATURE PAGE TO THIRD AMENDMENT OF
                                         REVOLVING CREDIT AGREEMENT BETWEEN
                                                             ALAMO GROUP INC.,
                                BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                                               AND THE LENDERS DEFINED THEREIN

GUARANTY BANK, a federally chartered savings bank, as a Lender

By:
Name:
Title:

Signature Page to Third Amendment

SIGNATURE PAGE TO THIRD AMENDMENT OF
REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

To induce the Administrative Agent and Lenders to enter into this Amendment, each of the undersigned (a) consent and agree to this Amendment's execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens (if any) granted, conveyed, or assigned to Administrative Agent on behalf of Lenders under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens (if any), and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Administrative Agent, Lenders, and their respective successors and permitted assigns.

Signature Page to Third Amendment

ALAMO CAPITAL INC.,	ALAMO GROUP (TX) L.P.,
a Nevada corporation	a Delaware limited partnership

By:	By: Alamo Group Holdings, LLC,
Robert H. George	a Delaware limited liability company,
Vice President - Administration	its General Partner

ALAMO GROUP (IA) INC.,	By:
a Nevada corporation	Robert H. George Vice President - Administration

By:
Robert H. George	ALAMO GROUP (USA) INC.,
Vice President - Administration	a Delaware corporation

ALAMO GROUP (KS) INC.,	By:
a Kansas corporation	Robert H. George
Vice President - Administration
By:
Robert H. George	ALAMO GROUP HOLDINGS, L.L.C.,
Vice President - Administration	a Delaware limited liability company

ALAMO GROUP (SMC) INC.,	By:
a Nevada corporation	Robert H. George
Vice President - Administration
By:
Robert H. George
Vice President - Administration

Signature Page to Third Amendment

ALAMO SALES CORP.,	HERSCHEL‑ADAMS INC.,
a Delaware corporation	a Nevada corporation

By:	By:
Robert H. George	Robert H. George
Vice President - Administration	Vice President - Administration

M&W GEAR COMPANY,	SCHULTE (USA) INC.,
a Delaware corporation	a Florida corporation

By:	By:
Robert H. George	Robert H. George
Vice President ‑ Administration	Vice President - Administration

SCHWARZE INDUSTRIES, INC.,	TIGER CORPORATION,
an Alabama corporation	a Nevada corporation

By:	By:
Robert H. George	Robert H. George
Vice President - Administration	Vice President ‑ Administration

Signature Page to Third Amendment